SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):     April 3, 2003
                                                               -------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

            000-32273                                 88-0419183
    (Commission File Number)                (IRS Employer Identification No.)

           1045 STEPHANIE WAY                          89423
             MINDEN, NEVADA                          (Zip Code)
(Address of Principal Executive Offices)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.     OTHER EVENTS.

     On April 3, 2003, Kingdom Ventures, Inc. (the "Company") announced the restructure of the Company and its business as set forth in the Exhibits attached hereto.

ITEM 7.     EXHIBITS.

The following documents are filed as an Exhibit to this report:

99.1     Business Profile dated April 3, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          KINGDOM VENTURES, INC.


Date:    April 3, 2003                    By:
                                               ---------------------------------
                                               Gene Jackson, President and Chief
                                               Executive Offier


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EXHIBIT INDEX

99.1     Business Profile dated April 3, 2003.


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